Exhibit 10.5

EXECUTION VERSION

SECURITY AGREEMENT

dated as of

April 13, 2017,

among

INSTALLED BUILDING PRODUCTS, INC.,

THE OTHER GRANTORS PARTY HERETO,

and

SUNTRUST BANK,

as Administrative Agent

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

-i-

-ii-

Schedules

Schedule I	Grantors
Schedule II	Pledged Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit I	Form of ABL Copyright Security Agreement
Exhibit II	Form of ABL Patent Security Agreement
Exhibit III	Form of ABL Trademark Security Agreement

-iii-

SECURITY AGREEMENT dated as of April 13, 2017 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) among INSTALLED BUILDING PRODUCTS, INC., a Delaware corporation (the “Borrower”), the other GRANTORS from time to time party hereto and SUNTRUST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Lenders, and SunTrust Bank, as Administrative Agent are entering into the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement or the Credit Agreement shall have the meaning specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.4 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account, Chattel Paper or General Intangible.

“Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement.

“After-acquired Debt” has the meaning set forth in the definition of Pledged Collateral.

“After-acquired Shares” has the meaning set forth in the definition of Pledged Collateral.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01.

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Copyright Security Agreement” means the Copyright Security Agreement substantially in the form of Exhibit I hereto.

“Copyrights” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Credit Agreement” has the meaning assigned to such term in the preliminary statements to this Agreement.

“Discharge of Senior Secured Debt Obligations” has the meaning assigned to such term in the ABL/Term Intercreditor Agreement.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

“Excluded Accounts” shall have the meaning assigned to such term in the Credit Agreement.

“Excluded Assets” shall mean (i) any governmental licenses or state or local franchises, charters or authorizations, to the extent a security interest in any such licenses, franchise, charter or authorization would be prohibited or restricted thereby (including any legally effective prohibition or restriction), (ii) pledges and security interests prohibited by applicable law, rule or regulation (including any legally effective requirement to obtain the consent of any governmental authority) or any agreement containing anti-assignment provisions not overridden by the UCC, (iii) margin stock and, to the extent prohibited by the terms of any applicable organizational documents, joint venture agreement or shareholders’ agreement, equity interests in any person other than wholly-owned restricted subsidiaries, (iv) assets to the extent a security interest in such assets would result in material adverse tax consequences as reasonably determined by the Borrower in good faith, (v) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, (vi) any lease, license or other agreement or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money or similar arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or its Subsidiaries) after giving effect to the applicable anti-assignment provisions of the UCC or other similar applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other similar applicable law notwithstanding such prohibition, (vii) any Excluded Real Property, (viii) any rolling stock, (ix) Excluded Accounts, (x) Vehicles and other assets subject to certificates of title, and (xi) any assets as to which the Administrative Agent and the Borrower agree that the costs of obtaining such a security interest or perfection thereof are excessive in relation to the value to the Secured Creditors of the security to be afforded thereby.

“Excluded CFC” means any Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“Excluded Equity Interests” shall mean (a) any of the outstanding voting Equity Interests or other voting ownership interests of any Excluded CFC or FSHCO in excess of 65% of all the Equity Interests or other voting ownership interests of such Excluded CFC or FSHCO designated as having voting power, (b) any equity or other voting ownership interests in any Subsidiary that is not a first tier Subsidiary of the Borrower or a Guarantor, (c) any Equity Interests to the extent the pledge thereof would be prohibited or limited by any applicable law, rule or regulation existing on the date hereof or on the date such Equity Interests are acquired by the Borrower or a Guarantor or on the date the issuer of such Equity Interests is created, (d) the Equity Interests of a Subsidiary (other than a Wholly Owned Subsidiary) the pledge of which would violate a contractual obligation to the owners of the other Equity Interests of such Subsidiary (other than any such owners that are the Borrower or Affiliates of the Borrower) that is binding on or relating to such Equity Interests and (e) the Equity Interests of any Unrestricted Subsidiaries.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.03.

“FSHCO” means any Subsidiary that is not a Foreign Subsidiary that owns no material assets other than the capital stock of one or more Subsidiaries that are Excluded CFCs.

“Grantors” means (a) the Borrower, (b) each other Subsidiary identified on Schedule I hereto and (c) each Subsidiary that becomes a party to this Agreement as a Grantor on or after the date hereof.

“Intellectual Property” shall mean, with respect to any Grantor, all intellectual and similar property of every kind and nature now owned or hereafter acquired by such Grantor, including Patents, Copyrights, Trademarks and all related documentation and registrations and all additions, improvements or accessions to any of the foregoing.

“Intercompany Note” means a promissory note substantially in the form of Exhibit I to the Credit Agreement.

“Inventory” shall have the meaning set forth in Article 9 of the UCC and shall include, without limitation, (a) all goods intended for sale or lease or for display or demonstration, (b) all work in process, and (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or services or otherwise used or consumed in the conduct of business.

“Joinder Supplement” shall have the meaning assigned to such term in the Credit Agreement.

“Licenses” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to (a) any and all written licensing agreements or similar arrangements in and to its owned (1) Patents, (2) Copyrights, or (3) Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patents” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Patent Security Agreement” means the Patent Security Agreement substantially in the form of Exhibit II hereto.

“Pledged Collateral” shall mean collectively, (a) all of the Equity Interests of Restricted Subsidiaries that are Material Subsidiaries (other than Excluded Equity Interests) held by the Grantors, including such Equity Interests described in Schedule 8 in the Information and Collateral Disclosure Certificate issued by the entities named therein and all other Equity Interests required to be pledged by any Grantor under Section 6.12 of the Credit Agreement (the “After-acquired Shares”) (the “Pledged Equity Securities”) and (b) each promissory note (including the Intercompany Note), Tangible Chattel Paper and Instrument evidencing Indebtedness in excess of $1,000,000 (individually) owed to any Grantor (other than such promissory notes, Tangible Chattel Paper and Instruments that are Excluded Assets) described in Schedule 8 in the Information and Collateral Certificate and issued by the entities named therein and all other Indebtedness owed to any Grantor hereafter and required to be pledged by any Grantor pursuant to Section 6.13 of the Credit Agreement (the “After-acquired Debt”), in each case as such Section may be amended pursuant to Section 10.12 of the Credit Agreement (the “Pledged Debt Securities”).

“Pledged Debt Securities” has the meaning assigned to such term in clause (b) of the definition of Pledged Collateral.

“Pledged Equity Interests” has the meaning assigned to such term in clause (a) of the definition of Pledged Collateral.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other securities (to the extent certificated) now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Receivables” shall mean the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money that are General Intangibles or that are otherwise included as Collateral.

“Secured Creditors” means (a) each Lender (for itself and on behalf of any its Affiliates party to a Bank Products Document), (b) the Administrative Agent (for itself and on behalf of any of its Affiliates party to a Bank Products Document), (c) the Issuing Bank, (d) the Swing Bank, (e) each member of the Lender Group, (f) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Loan Document and (g) the permitted successors and assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Stock Rights” shall mean all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest constituting Collateral and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Term Credit Agreement” means the Term Loan Credit Agreement dated as of the date hereof, by and among the Borrower, each lender party thereto and Royal Bank of Canada, as Term Administrative Agent.

“Term Loan Documents” means “Loan Documents” as defined in the Term Credit Agreement.

“Term Representative” means initially, Royal Bank of Canada, in its capacity as Term Administrative Agent under the Term Credit Agreement and the other Term Loan Documents and any other administrative agent, collateral agent or representative of the holders of Secured Obligations (as defined in the Term Credit Agreement) appointed as a representative for purposes related to the administration of the security documents pursuant to the Term Credit Agreement, in such capacity as provided in the Term Credit Agreement.

“Trademark Security Agreement” means the ABL Trademark Security Agreement substantially in the form of Exhibit III hereto.

“Trademarks” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing throughout the world.

“UCC” shall mean the New York UCC; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s and the Secured Creditors’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Vehicles” shall mean all vehicles covered by a certificate to title law of any state and all tires and other appurtenances to any of the foregoing.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the benefit of the Secured Creditors, a security interest in all of its right, title and interest in, to and under all of the Pledged Collateral.

Notwithstanding the foregoing or anything herein to the contrary, in no event shall the “Pledged Collateral” include or the security interest attach to any Excluded Assets or Excluded Equity Interests.

SECTION 2.02. Delivery of the Pledged Collateral.

(a) Subject to the ABL/Term Intercreditor Agreement, each Grantor will promptly deliver to the Administrative Agent (or its non-fiduciary agent or designee) upon execution of this Agreement all certificates, now or hereafter acquired, if any, representing or evidencing the Pledged Collateral to the extent such certificates constitute certificated securities (other than checks received in the ordinary course of business), together with duly executed instruments of transfer or assignments in blank.

(b) Except as otherwise addressed in Section 3.03(b) herein, if any amount payable with respect to any Indebtedness owed to any Grantor shall be or become evidenced by any promissory note (which may be a global note), such note or instrument shall be promptly delivered (but in any event within 45 days of receipt (other than any promissory note in an aggregate principal amount of less than $1,000,000 owed to the applicable Grantor by any Person) by such Grantor or such longer period as the Administrative Agent may agree in its reasonable discretion) to the Administrative Agent, for the benefit of the Secured Creditors, together with an undated instrument of transfer duly executed in blank and in a manner reasonably satisfactory to the Administrative Agent.

(c) Upon delivery to the Administrative Agent, (i) any certificate or promissory note representing Pledged Securities shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly executed in blank and reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed in blank by the applicable Grantor and such other instruments and documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed attached to, and shall supplement, Schedule II hereto and be made a part hereof; provided, that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Administrative Agent, for the benefit of the Secured Creditors, that:

(a) as of the date hereof, Schedule II hereto sets forth a true and complete list, with respect to each Grantor, of all the Pledged Equity Interests owned by such Grantor in any Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and all the Pledged Debt Securities owned by such Grantor;

(b) the Pledged Equity Interests and the Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and, in the case of corporate interests, nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditor’s rights generally; provided that the foregoing representations, insofar as they relate to the Pledged Collateral issued by a Person other than the Borrower or any Subsidiary, are made to the knowledge of the Grantors;

(c) except for the security interests granted hereunder and under any other Loan Documents, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II hereto as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to Section 7.2 of the Credit Agreement and transfers made in compliance with the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted pursuant to Section 7.2 of the Credit Agreement and transfers made in compliance with the Credit Agreement, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Loan Documents and Liens permitted pursuant to Section 7.2 of the Credit Agreement), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by or otherwise permitted by the Loan Documents (including pursuant to the Term Loan Documents and any Liens permitted pursuant to Section 7.2 of the Credit Agreement) or securities laws generally, the Pledged Equity Interests and, to the extent issued by the Borrower or any Subsidiary, the Pledged Debt Securities are and will continue to be freely transferable and assignable, and none of the Pledged Equity Interests and, to the extent issued by the Borrower or any Subsidiary, none of the Pledged Debt Securities are or will be subject to any option, right of first refusal, shareholders agreement or Organizational Document provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner adverse to the Secured Creditors in any material respect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities constituting certificated securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims, under the New York UCC to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Obligations; and

(g) subject to the terms of this Agreement and to the extent permitted by applicable law, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with the instructions of the Administrative Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity Interests hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests.

SECTION 2.04. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing and the Administrative Agent shall have notified the Grantors in writing of its intent to exercise such rights, the Administrative Agent, on behalf of the Secured Creditors, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

SECTION 2.05. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and is continuing and the Administrative Agent shall have notified the Grantors in writing that their rights under this Section 2.05 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof;

(ii) the Administrative Agent shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section; and

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor, shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent), in each case, to the extent required pursuant to Section 2.02 or Section 2.06. So long as no Event of Default has occurred and is continuing, the Administrative Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted by the Credit Agreement in accordance with this Section 2.05(a)(iii), subject to receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower with respect thereto and other documents reasonably requested by the Administrative Agent.

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors, as applicable, of the suspension of their rights under paragraph (a)(iii) of this Section 2.05, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.05 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided that, to the extent directed by the Required Lenders, the Administrative Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default to permit the Grantors to exercise such rights. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.05 shall be held for the benefit of the Administrative Agent and the other Secured Creditors and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and, to the extent so received, shall, subject to any applicable Intercreditor Agreement, be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower to that effect, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.05 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.05, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, prior to the Administrative Agent exercising such voting and consensual rights and powers, the Administrative Agent shall notify the Grantors in writing of its intention to exercise any such right on behalf of the Secured Creditors; provided further that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower to that effect, all rights vested in the Administrative Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05.

(d) Any notice given by the Administrative Agent to the Grantors, suspending their rights under paragraph (a) of this Section 2.05 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights; provided that the Administrative Agent shall only provide any such notice if an Event of Default has occurred and is continuing.

SECTION 2.06. Article 8 Opt-In. No Grantor shall take any action to cause any membership interest, partnership interest, or other equity interest of any limited liability company or limited partnership owned or controlled by any Grantor comprising Collateral to be or become a “security” within the meaning of, or to be governed by Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not cause or permit any such limited liability company or limited partnership to “opt in” or to take any other action seeking to establish any membership interest, partnership interest or other equity interest of such limited liability company or limited partnership comprising the Collateral as a “security” or to become a certificated security, in each case, without delivering all certificates evidencing such interest to the Administrative Agent in accordance with and as required by Section 2.02 or, in the case of any uncertificated security, without taking such steps, to the extent requested by the Administrative Agent (following notice to the Administrative Agent of any such change, which shall be promptly provided by such Grantor), to provide the Administrative Agent with control (as defined in Article 8-106 of the UCC) of any such security.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the benefit of the Secured Creditors, a security interest (the “Security Interest”) in all of its right, title and interest in, to and under all of the following property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor, and regardless of where located (all of which are collectively referred to as the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper);

(iii) all Intellectual Property;

(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles;

(viii) all Goods;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property;

(xii) all Letter-of-Credit Rights and Supporting Obligations;

(xiii) all Deposit Accounts;

(xiv) [Reserved];

(xv) all Commercial Tort Claims as specified from time to time in Schedule IV hereto (as the same may be updated from time to time in accordance with the terms hereof);

(xvi) all cash or other property deposited with the Administrative Agent or any Secured Creditor or any Affiliate of the Administrative Agent or any Secured Creditor or which the Administrative Agent, for its benefit and for the benefit of the other Secured Creditors, or any Secured Creditor or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or the Credit Agreement;

(xvii) all books, records, files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the foregoing or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof;

(xviii) As-Extracted Collateral; and

(xix) any and all accessions to, substitutions for and replacements, products and cash and non-cash proceeds (including Stock Rights) of the foregoing (including any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including cash, negotiable instruments and other instruments for the payment of money, Chattel Paper, collateral agreements and other documents.

Notwithstanding the foregoing or anything herein to the contrary, in no event shall the “Article 9 Collateral” include or the Security Interest attach to any Excluded Assets.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Creditors at any time and from time to time to file in any relevant U.S. jurisdiction any financing statements, with respect to the Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Administrative Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Collateral granted under this Agreement, including indicating the Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the UCC for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Article 9 Collateral consisting of Patents, Trademarks or Copyrights granted by each Grantor and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured creditor.

(c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Administrative Agent or any other Secured Creditor to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Creditors, that:

(a) each Grantor has good title or valid leasehold interests in the tangible Article 9 Collateral material to its business with respect to which it has purported to grant a Security Interest hereunder, free and clear of any Liens, (i) except for Liens expressly permitted pursuant to Section 7.2 of the Credit Agreement and (ii) except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, in each case to the extent the failure to have such good title or valid leasehold interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has full power and authority to grant to the Administrative Agent, for the benefit of the Secured Creditors, the Security Interest in such tangible Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain or make such consent or approval, as the case may be, individually or in aggregate, could not reasonably be expected to have a Material Adverse Effect;

(b) the Information and Collateral Disclosure Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Grantor, is correct and complete in all material respects as of the date hereof. The Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Information and Collateral Disclosure Certificate for filing in each governmental, municipal or other office specified in Schedule 1 to the Information and Collateral Disclosure Certificate (or specified by notice from the Borrower to the Administrative Agent after the date hereof in the case of filings, recordings or registrations required by Section 6.12 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent, for the benefit of the Secured Creditors, in respect of all

Article 9 Collateral in which the Security Interest may be perfected by such filing, recording or registration in the United States, and as of the date hereof, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration (other than filings, if any, which shall be made in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, to record the Security Interest in Article 9 Collateral consisting of filed, registered or applied-for United States Patents, Trademarks and Copyrights) is necessary, except as provided under applicable law with respect to the filing of continuation statements (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of filed, registered or applied for Patents, Trademarks and Copyrights filed, acquired or developed by a Grantor after the date hereof). The Grantors represent and warrant that, if applicable, a fully executed Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement, in each case containing a list of the Article 9 Collateral consisting of United States registered Patents, United States registered Trademarks and United States registered Copyrights (and applications for any of the foregoing), as applicable, and executed by each Grantor owning any such Article 9 Collateral, have been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office or the United States Copyright Office as applicable to establish a legal, valid and perfected security interest in favor of the Administrative Agent, for the benefit of the Secured Creditors, in respect of all Article 9 Collateral consisting of registered and applied for Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registering in the United States Patent and Trademark Office or the United States Copyright Office, as applicable. No further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than filing, recording or registering financing statements or analogous documents in the applicable jurisdictions in the United States pursuant to the Uniform Commercial Code and such other actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registered and applied for Patents, Trademarks and Copyrights acquired or developed by a Grantor after the date hereof);

(c) the Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in paragraph (b) of this Section 3.02 (including payment of applicable fees in connection therewith), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the applicable jurisdiction in the United States pursuant to the Uniform Commercial Code and (iii) subject to the filings described in paragraph (b) of this Section 3.02, a perfected security interest in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens permitted pursuant to Section 7.2 of the Credit Agreement;

(d) as of the date hereof, Schedule III hereto sets forth a true and complete list, with respect to each Grantor, of (i) all of such Grantor’s Patents and Trademarks applied for or issued or registered with the United States Patent and Trademark Office, including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each such Patent or Trademark and (ii) all of such Grantor’s Copyrights applied for or registered with the United States Copyright Office, including the name of the registered owner and the registration number of each such Copyright; and

(e) none of the Grantors has filed or consented to (i) the filing of any financing statement or analogous document, in each case with respect to a Lien, under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, or (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, except, in each case, for Liens expressly permitted pursuant to Section 7.2 of the Credit Agreement.

(f) The names of the obligors, amounts owing, due dates and other information with respect to each Grantor’s Accounts and Chattel Paper that are Collateral have been correctly stated in all material respects, at the time furnished, in the records of such Grantor relating thereto and in all invoices and each Borrowing Base Certificate, to the extent contained therein, with respect thereto furnished to the Administrative Agent by such Grantor from time to time.

(g) With respect to Accounts of the Grantors, except as specifically disclosed on the most recent Borrowing Base Certificate, (i) all such Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of the applicable Grantor’s business and are not evidenced by a judgment (except as would not have a Material Adverse Effect), Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted in writing with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by a Grantor in the ordinary course of its business for prompt payment and disclosed to the Administrative Agent, in each case except as would not reasonably be expected to have a Material Adverse Effect; (iii) there are no facts, events or occurrences that in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and the most recent Borrowing Base Certificate with respect thereto except as would not reasonably be expected to have a Material Adverse Effect; (iv) no Grantor has received any notice of proceedings or actions that are threatened or pending against any Account Debtor that might result in any material adverse change in such Account Debtor’s financial condition except as would not reasonably be expected to have a Material Adverse Effect; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due except as would not reasonably be expected to have a Material Adverse Effect.

(h) In addition, with respect to all Accounts of the Grantors, except as specifically disclosed on the most recent Borrowing Base Certificate, the amounts shown on all invoices, statements and the most recent Borrowing Base Certificate with respect thereto are actually and absolutely owing to a Grantor as indicated thereon and are not in any way contingent except as would not reasonably be expected to have a Material Adverse Effect.

(i) With respect to any Inventory of the Grantors and that is scheduled or listed on the most recent Borrowing Base Certificate, (i) such Inventory (other than Inventory in transit, out for repair or in the possession of employees and Inventory in an aggregate amount not exceeding $1,000,000) is located at one of the Grantors’ locations set forth in Schedule 2 of the Information and Collateral Disclosure Certificate, (ii) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party that, to such Grantor’s knowledge, would, upon sale or other disposition of such Inventory by the Administrative Agent in accordance with the terms hereof, infringe the rights of such third-party, violate any contract with such third-party, or cause the Administrative Agent to incur any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement related thereto in a manner that would reasonably be expected to have a Material Adverse Effect, (iii) to such Grantor’s knowledge, such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder except as would not reasonably be expected to have a Material Adverse Effect and (iv) to such Grantor’s knowledge, the completion of manufacture, sale or other disposition of such Inventory by the Administrative Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such Inventory is subject except as would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.03. Covenants. (a) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to (i) defend title to the Article 9 Collateral (other than Intellectual Property, which is governed by Section 3.05) against all Persons, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business, and (ii) defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien, in each case subject to (x) Liens permitted pursuant to Section 7.2 of the Credit Agreement, (y) transfers made in compliance with the Credit Agreement, and (z) the rights of such Grantor under Section 9.11(a) of the Credit Agreement and the corresponding provisions of the Security Documents to obtain a release of the Liens created under the Security Documents.

(b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any reasonable and documented or invoiced out-of-pocket fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note (which may be a global note) or other instrument (other than any promissory note or other instrument in an aggregate principal amount of less than $1,000,000 owed to the applicable Grantor by any Person), such note or instrument shall be promptly delivered (but in any event within 45 days of receipt by such Grantor or such longer period as the Administrative Agent may agree in its reasonable discretion) to the Administrative Agent, for the benefit of the Secured Creditors, together with an undated instrument of transfer duly executed in blank and in a manner reasonably satisfactory to the Administrative Agent.

(c) At its option, the Administrative Agent may, with three (3) Business Day’s prior written notice to the Borrower, discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the tangible Article 9 Collateral and not permitted pursuant to Section 7.2 of the Credit Agreement, and may pay for the maintenance and preservation of the tangible Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Administrative Agent has reasonably requested that it do so; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Creditor to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(d) The exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under each contract, agreement or instrument relating to the Article 9 Collateral unless the Administrative Agent has expressly in writing assumed such duties and obligations and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the other Secured Creditors from and against any and all liability for such performance.

(e) Notwithstanding anything herein to the contrary, it is understood that no Grantor shall be required by this Agreement to better assure, preserve, protect or perfect the Security Interest created hereunder by any means other than (i) filings of financing statements pursuant to the Uniform Commercial Code, (ii) filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), in respect of registered or applied for Intellectual Property, (iii) in the case of Collateral that constitutes Pledged Securities, Instruments, Tangible Chattel Paper or Negotiable Documents (other than those Negotiable Documents held in the ordinary course of business), delivery thereof to the Administrative Agent in accordance with the terms hereof (together with, where applicable, undated stock or note powers or other undated proper instruments of assignment) and (iv) other actions to the extent required by Section 3.04 hereunder. No Grantor shall be required to (i) complete any filings or other action with respect to the better assurance, preservation, protection or perfection of the security interests created hereby in any jurisdiction outside of the United States or to reimburse the Administrative Agent for any costs incurred in connection with the same or (ii) except as required by Section 6.20 of the Credit Agreement, deliver control agreements with respect to, or confer perfection by “control” over, any Deposit Accounts, Securities Accounts or Commodity Accounts.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral evidencing Indebtedness in excess of $1,000,000 (individually), such Grantor shall promptly (but in any event within 45 days of receipt by such Grantor or such longer period as the Administrative Agent may agree in its reasonable discretion) endorse, assign and deliver the same to the Administrative Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities constituting Collateral, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(c) [Reserved].

(d) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim (in respect of which a complaint or counterclaim has been filed by or on behalf of such Grantor) seeking damages in an amount reasonably estimated to exceed $1,000,000, such Grantor shall promptly notify the Administrative Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and Schedule IV hereto shall be deemed to be supplemented to include such description of such Commercial Tort Claim as set forth in such writing.

SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except to the extent a failure to act could not reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property for which such Grantor has standing and ability to do so, each Grantor agrees to take commercially reasonable efforts to (i) take all steps to maintain the validity and enforceability of any United States registered Intellectual Property (or applications therefor) that is material to the conduct of such Grantor’s business and to maintain such registrations and applications of Intellectual Property in full force and effect and (ii) pursue the registration and maintenance of each Patent, Trademark or Copyright registration or application that is material to the conduct of such Grantor’s business. Grantor shall take commercially reasonable steps to defend title to and ownership of its Intellectual Property that is material to the conduct of such Grantor’s business. Notwithstanding the foregoing, nothing in this Section 3.05 shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, abandoning, failing to pursue or enforce or otherwise allowing to lapse, terminate, be invalidated or put into the public domain any of its registered or applied for Intellectual Property that is no longer used or useful, or economically practicable to maintain, or if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(b) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property after the Closing Date (i) the provisions of this Agreement shall automatically apply thereto and (ii) any such Intellectual Property shall automatically become Intellectual Property subject to the terms and conditions of this Agreement, except, with respect to each of (i) and (ii) above, if such Intellectual Property is obtained under a license from a third party under which a security interest would not be permitted. For the avoidance of doubt, a security interest shall not be granted in any Intellectual Property that constitutes an Excluded Asset.

(c) Each Grantor, either itself or through any agent, employee, licensee or designee, shall (i) whenever a certificate is delivered or required to be delivered pursuant to Section 6.4(b) of the Credit Agreement, deliver to the Administrative Agent a schedule setting forth all of such Grantor’s registered and applied for Patents, Trademarks and Copyrights that are not listed on Schedule III hereto or on a schedule previously provided to the Administrative Agent pursuant to this Section 3.05(c), and (ii) within a reasonable time following the request of the Administrative Agent, execute and deliver a Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement, as applicable, in respect of such Patents, Trademarks and Copyrights, and any and all other agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence and perfect the Security Interest in such registered or applied for Patents, Trademarks or Copyrights.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver, on demand, each item of Collateral to the Administrative Agent or any Person designated by the Administrative Agent, including all books and records relating thereto and all tangible evidence of its Accounts and contract rights (including, without limitation, all documents evidencing the Accounts and all Contracts evidencing such contract rights), and if the Administrative Agent so directs, such Grantor shall legend, in form and manner reasonably satisfactory to the Administrative Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Grantor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Administrative Agent and that the Administrative Agent has a security interest therein, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent, for the benefit of the Secured Creditors, or to license or sublicense, whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any of the then existing licensing arrangements to the extent that waivers cannot be obtained) in connection with exercise of its remedies hereunder, and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and the Pledged Collateral and occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors no less than 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Creditors shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Creditor may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Creditor from any Grantor as a credit against the purchase price, and such Secured Creditor may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercial reasonableness standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. Subject to the terms of any applicable intercreditor agreement contemplated by the Credit Agreement, the Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as set forth in Section 2.11 of the Credit Agreement.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. The Administrative Agent shall have no liability to any of the Secured Creditors for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations.

SECTION 4.03. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Administrative Agent has determined that such a registration is not required by any

Requirements of Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent and the other Secured Creditors shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

SECTION 4.04. Grant of License to Use Intellectual Property. Upon the occurrence and during the continuance of an Event of Default, for the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement, each Grantor hereby grants to the Administrative Agent an irrevocable (until terminated as provided below), nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use or sublicense (to its contractors, agents or representatives, or otherwise exercising its remedies hereunder) any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof to the extent that such non-exclusive license (a) does not violate the express terms of any agreement between a Grantor and a third party governing such Collateral consisting of Intellectual Property, or gives such third party any right of acceleration, modification, termination or cancellation therein and (b) is not prohibited by any Requirements of Law; provided that such license and sublicenses with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Administrative Agent may be exercised solely during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance with the provisions of this Agreement shall be binding upon the Grantors, notwithstanding any subsequent cure of an Event of Default. For the avoidance of doubt, at the time of the release of the Liens on any Collateral as set forth herein, the license granted to the Administrative Agent pursuant to this Section 4.04 with respect to such Collateral shall automatically and immediately terminate.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower as provided in Section 10.1 of the Credit Agreement.

SECTION 5.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default hereunder, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.12 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any other Secured Creditor, consent to a departure by any Grantor from any covenant of such Grantor set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement.

SECTION 5.03. Administrative Agent’s Fees and Expenses; Indemnification. The provisions of Section 10.2 of the Credit Agreement are incorporated herein by reference, mutatis mutandis; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Grantor”.

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Credit Parties in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of the Loan Documents and the making of any Loans, in each case, in accordance with and subject to the limitations set forth in Section 5.24 of the Credit Agreement.

SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Creditors and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 5.08. Right of Set-off. If an Event of Default under the Credit Agreement shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender to or for the credit or the account of any Grantor against any of and all the obligations of such Grantor then due and owing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although (i) such obligations may be contingent or unmatured and (ii) such obligations are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such Indebtedness. The applicable Lender shall notify the applicable Grantor and the Administrative Agent of such setoff and application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 5.08. The rights of each Lender under this Section 5.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT OTHERWISE PROVIDED IN THE LOAN DOCUMENTS.

(b) FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AGREEMENT, EACH CREDIT PARTY HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE STATE OF NEW YORK AND HEREBY IRREVOCABLY DESIGNATES AND APPOINTS, AS ITS AUTHORIZED AGENT FOR SERVICE OF PROCESS, THE BORROWER, OR SUCH OTHER PERSON AS SUCH CREDIT PARTY SHALL DESIGNATE HEREAFTER BY WRITTEN NOTICE GIVEN TO THE ADMINISTRATIVE AGENT. THE CONSENT TO JURISDICTION HEREIN SHALL NOT BE EXCLUSIVE. THE LENDER GROUP SHALL FOR ALL PURPOSES AUTOMATICALLY, AND WITHOUT ANY ACT ON THEIR PART, BE ENTITLED TO TREAT SUCH DESIGNEE OF EACH CREDIT PARTY AS THE AUTHORIZED AGENT TO RECEIVE FOR AND ON BEHALF OF SUCH CREDIT PARTY SERVICE OF WRITS, OR SUMMONS OR OTHER LEGAL PROCESS, WHICH SERVICE SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH CREDIT PARTY SERVED WHEN DELIVERED, WHETHER OR NOT SUCH AGENT GIVES NOTICE TO SUCH CREDIT PARTY; AND DELIVERY OF SUCH SERVICE TO ITS AUTHORIZED AGENT SHALL BE DEEMED TO BE MADE WHEN PERSONALLY DELIVERED OR THREE (3) BUSINESS DAYS AFTER MAILING BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH AUTHORIZED AGENT. EACH CREDIT PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH ABOVE, SUCH SERVICE TO BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER SUCH MAILING. IN THE EVENT THAT, FOR ANY REASON, SUCH AGENT OR ITS SUCCESSORS SHALL NO LONGER SERVE AS AGENT OF EACH CREDIT PARTY TO RECEIVE SERVICE OF PROCESS, EACH CREDIT PARTY SHALL SERVE AND ADVISE THE ADMINISTRATIVE AGENT THEREOF SO THAT AT ALL TIMES EACH CREDIT PARTY WILL MAINTAIN AN AGENT TO RECEIVE SERVICE OF PROCESS ON BEHALF OF SUCH CREDIT PARTY WITH RESPECT TO THIS AGREEMENT. IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.

(c) EACH CREDIT PARTY AND EACH MEMBER OF THE LENDER GROUP HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH CREDIT PARTY AND EACH MEMBER OF THE LENDER GROUP TO THE EXTENT PERMITTED BY APPLICABLE LAW WAIVES, AND OTHERWISE AGREES NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH ANY CREDIT PARTY, ANY MEMBER OF THE LENDER GROUP OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT AND THE RELATIONS AMONG THE PARTIES LISTED IN SECTION 5.9 OR THIS SECTION 5.10.

SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 5.13. [Reserved].

SECTION 5.14. Additional Subsidiaries. The Grantors shall cause (i) each Subsidiary of the Borrower (other than any Excluded Subsidiary) which, from time to time, on or after the date hereof shall be required to pledge any assets) to the Administrative Agent for the benefit of the Secured Creditors pursuant to the Credit Agreement and (ii) consistent with the Credit Agreement, any Domestic Subsidiary, or to the extent reasonably acceptable to the Administrative Agent, a Subsidiary that is not a Wholly Owned Subsidiary (including any consolidated Affiliate in which its Subsidiaries own no Equity Interests), which the Borrower, at its option, elects to become a Grantor, to execute and deliver to the Administrative Agent a Joinder Supplement regarding such Subsidiary (as applicable), in each case, within the time period provided in Section 6.12 of the Credit Agreement. Upon execution and delivery of such documents to the Administrative Agent, any such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 5.15. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default and written notice by the Administrative Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, indorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) upon prior written notice to the Borrower, to send verifications of accounts receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) upon prior written notice to the Borrower, to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, and (i) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, indorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Creditors shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of any of their controlled Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

SECTION 5.16. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Creditors pursuant to this Agreement and (ii) the exercise of any right or remedy by the Administrative Agent hereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Collateral, are subject to the provisions of the ABL/Term Intercreditor Agreement. In the event of any conflict between the terms of the ABL/Term Intercreditor Agreement and the terms of this Agreement, the terms of the ABL/Term Intercreditor Agreement shall govern.

SECTION 5.17. Delivery of Term Loan First Lien Collateral. In accordance with the terms of the ABL/Term Intercreditor Agreement, all Term Loan First Lien Collateral delivered to the Term Representative shall be held by the Term Representative as gratuitous bailee for the Secured Creditors solely for the purpose of perfecting the security interest granted under this Agreement. Notwithstanding anything herein to the contrary, prior to the Discharge of

Senior Secured Debt Obligations with respect to Term Loan First Lien Collateral, to the extent any Grantor is required hereunder to deliver Term Loan First Lien Collateral to the Administrative Agent and is unable to do so as a result of having previously delivered such Term Loan First Lien Collateral to the Term Representative in accordance with the terms of the Pari Term Loan Debt Security Documents, such Grantor’s obligations hereunder with respect to such delivery shall be deemed satisfied by the delivery to the Term Representative, acting as gratuitous bailee of the Administrative Agent. Terms used in this Section 5.17 and not otherwise defined herein shall have the meanings given to such terms in the ABL/Term Intercreditor Agreement.

SECTION 5.18. No Liability. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

SECTION 5.19. Compromises and Collection of Collateral. Each Grantor and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTORS:

BORROWER:	INSTALLED BUILDING PRODUCTS, INC.

	By:	/s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief
Financial Officer

GUARANTORS:	ACCURATE INSULATION LLC
ACCURATE INSULATION OF COLORADO, LLC
ACCURATE INSULATION OF DELAWARE, LLC
ACCURATE INSULATION OF UPPER MARLBORO, LLC
ALL CONSTRUCTION SERVICES, LLC
ALL IN ONE & MOORE BUILDING SYSTEMS, LLC
ALPHA INSULATION & WATER PROOFING COMPANY
ALPHA INSULATION & WATER PROOFING, INC.
ALPINE INSULATION I, LLC
AMERICAN INSULATION & ENERGY SERVICES, LLC
ANY SEASON INSULATION, LLC
APPLE VALLEY INSULATION, A BDI COMPANY, INC.
BAYTHERM INSULATION, LLC
BDI INSULATION OF IDAHO FALLS, INC.
BDI INSULATION OF SALT LAKE, L.L.C.
BER ENERGY SERVICES, LLC
BIG CITY INSULATION OF IDAHO, INC.
BIG CITY INSULATION, INC.
B-ORGANIZED INSULATION, LLC
BROKEN DRUM INSULATION VISALIA, INC.
BROKEN DRUM OF BAKERSFIELD, INC.
BUILDERS INSTALLED PRODUCTS OF MAINE, LLC
BUILDERS INSTALLED PRODUCTS OF NEW HAMPSHIRE, LLC
BUILDERS INSTALLED PRODUCTS OF NEW YORK, LLC
BUILDERS INSTALLED PRODUCTS OF VERMONT, LLC
BUILDING MATERIALS FINANCE, INC.
C.Q. INSULATION, INC.
CLS INSULATION, LLC
CORNHUSKER INSULATION, LLC
EAST COAST INSULATORS II, LLC
EASTERN CONTRACTOR SERVICES LIMITED LIABILITY
COMPANY
ECOLOGIC ENERGY SOLUTIONS, LLC
EDWARDS / MOONEY & MOSES, LLC
EMPER HOLDINGS, LLC
FIBERCLASS INSULATION, LLC
FORT WAYNE URETHANE, LLC
GARAGE DOOR SYSTEMS, LLC
GOLD INSULATION, INC.
G-T-G, LLC
HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED
HORIZON ELECTRIC SERVICES, LLC
IBHL A HOLDING COMPANY, INC.
IBHL B HOLDING COMPANY, INC.
IBHL II-A HOLDING COMPANY, INC.

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief
Financial Officer

IBHL II-B HOLDING COMPANY, INC.
IBP ARCTIC EXPRESS, LLC
IBP ASSET, LLC
IBP ASSET II, LLC
IBP CORPORATION HOLDINGS, INC.
IBP EXTERIORS, INC.
IBP HOLDINGS, LLC
IBP HOLDINGS II, LLC
IBP OF MANSFIELD, LLC
IBP OF OKLAHOMA, LLC
IBP OF SAN ANTONIO, LLC
IBP OF TOLEDO, LLC
IBP TEXAS ASSETS I, LLC
IBP TEXAS ASSETS II, LLC
IBP TEXAS ASSETS III, LLC
INSTALLED BUILDING PRODUCTS, LLC
INSTALLED BUILDING PRODUCTS II, LLC
INSTALLED BUILDING PRODUCTS OF HOUSTON, LLC
INSTALLED BUILDING PRODUCTS – PORTLAND, LLC
INSTALLED BUILDING SOLUTIONS II, LLC
INSULATION NORTHWEST, LLC
INSULATION WHOLESALE SUPPLY, LLC
INSULVAIL, LLC
KEY INSULATION OF AUSTIN, LLC
KEY INSULATION OF SAN ANTONIO, LLC
LAKESIDE INSULATION, LLC
LAYMAN BROTHERS INSULATION, LLC
LKS TRANSPORTATION, LLC
LOVEDAY INSULATION, LLC
M&D INSULATION, LLC
MAP INSTALLED BUILDING PRODUCTS OF SAGAMORE, LLC
MAP INSTALLED BUILDING PRODUCTS OF SEEKONK, LLC
MARV’S INSULATION, INC.
METRO HOME INSULATION, LLC
MID SOUTH CONSTRUCTION AND BUILDING PRODUCTS, INC.
MIG BUILDING SYSTEMS, LLC
MIG BUILDING SYSTEMS OF EAST SYRACUSE, LLC
MOMPER INSULATION OF CROWN POINT, LLC
MOMPER INSULATION OF ELKHART, LLC
MOMPER INSULATION OF FORT WAYNE, LLC
NORTHWEST INSULATION, LLC
OJ INSULATION HOLDINGS, INC.
PACIFIC PARTNERS INSULATION NORTH, A BDI COMPANY, LLC
PACIFIC PARTNERS INSULATION SOUTH, A BDI COMPANY, LLC
PARKER INSULATION AND BUILDING PRODUCTS, LLC

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief
Financial Officer

PEG, LLC
RAJAN, LLC
ROCKFORD INSULATION, LLC
SIERRA INSULATION CONTRACTORS II, LLC
SOUTHERN INSULATORS, LLC
SPEC 7 INSULATION CO., LLC
SUPERIOR INSULATION SERVICES, LLC
SUPERIOR INSULATION, LLC
TCI CONTRACTING OF CHARLESTON, LLC
TCI CONTRACTING OF HILTON HEAD, LLC
TCI CONTRACTING OF KENTUCKY, LLC
TCI CONTRACTING OF MEMPHIS, LLC
TCI CONTRACTING OF NASHVILLE, LLC
TCI CONTRACTING OF THE GULF, LLC
TCI CONTRACTING, LLC
THERMAL CONTROL INSULATION, LLC
TIDEWATER INSULATORS, LLC
TOWN BUILDING SYSTEMS, LLC
TRILOK INDUSTRIES, INC.
U.S. INSULATION CORP.
WATER-TITE COMPANY, LLC
WILSON INSULATION COMPANY, LLC

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief
Financial Officer

GOLD STAR INSULATION, L.P.

By: Gold Insulation, Inc., its General Partner

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and
Chief Financial Officer

OJ INSULATION, L.P.

By: OJ Insulation Holdings, Inc., its General
Partner

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and
Chief Financial Officer

SUNTRUST BANK, as Administrative Agent

By:	/s/ Tighe A. Ittner
Name:	Tighe A. Ittner
Title:	Director

[Signature Page for Security Agreement]

Schedule I to the

Security Agreement

GRANTORS

BORROWER:

1.	INSTALLED BUILDING PRODUCTS, INC., a Delaware corporation

GUARANTORS:

2.	ACCURATE INSULATION LLC, a Maryland limited liability company

3.	ACCURATE INSULATION OF COLORADO, LLC, a Delaware limited liability company

4.	ACCURATE INSULATION OF DELAWARE, LLC, a Delaware limited liability company

5.	ACCURATE INSULATION OF UPPER MARLBORO, LLC, a Delaware limited liability company

6.	ALL CONSTRUCTION SERVICES, LLC, a Delaware limited liability company

7.	ALL IN ONE & MOORE BUILDING SYSTEMS, LLC, a Delaware limited liability company

8.	ALPHA INSULATION & WATER PROOFING COMPANY, a Georgia corporation

9.	ALPHA INSULATION & WATER PROOFING, INC., a Texas corporation

10.	ALPINE INSULATION I, LLC, a Delaware limited liability company

11.	AMERICAN INSULATION & ENERGY SERVICES, LLC, an Alabama limited liability company

12.	ANY SEASON INSULATION, LLC, a Delaware limited liability company

13.	APPLE VALLEY INSULATION, A BDI COMPANY, INC., a California corporation

14.	B-ORGANIZED INSULATION, LLC, a Delaware limited liability company

15.	BAYTHERM INSULATION, LLC, a Delaware limited liability company

16.	BDI INSULATION OF IDAHO FALLS, INC., an Idaho corporation

17.	BDI INSULATION OF SALT LAKE, L.L.C., a Utah limited liability company

18.	BER ENERGY SERVICES, LLC, a Texas limited liability company

19.	BIG CITY INSULATION, INC., a Utah corporation

20.	BIG CITY INSULATION OF IDAHO, INC., an Idaho corporation

21.	BROKEN DRUM OF BAKERSFIELD, INC., a California corporation

22.	BROKEN DRUM INSULATION VISALIA, INC., a California corporation

23.	BUILDERS INSTALLED PRODUCTS OF MAINE, LLC, a Delaware limited liability company

24.	BUILDERS INSTALLED PRODUCTS OF NEW HAMPSHIRE, LLC, a Delaware limited liability company

25.	BUILDERS INSTALLED PRODUCTS OF NEW YORK, LLC, a Delaware limited liability company

26.	BUILDERS INSTALLED PRODUCTS OF VERMONT, LLC, a Delaware limited liability company

27.	BUILDING MATERIALS FINANCE, INC., a Delaware corporation

GUARANTORS (cont):

28.	CLS INSULATION, LLC, a Delaware limited liability company

29.	CORNHUSKER INSULATION, LLC, a Delaware limited liability company

30.	C.Q. INSULATION, INC., a Florida corporation

31.	EAST COAST INSULATORS II, LLC, a Delaware limited liability company

32.	EASTERN CONTRACTOR SERVICES LIMITED LIABILITY COMPANY, a New Jersey limited liability company

33.	ECOLOGIC ENERGY SOLUTIONS, LLC, a Delaware limited liability company

34.	EDWARDS/MOONEY & MOSES, LLC, a Delaware limited liability company

35.	EMPER HOLDINGS, LLC, a Delaware limited liability company

36.	FIBERCLASS INSULATION, LLC, a Delaware limited liability company

37.	FORT WAYNE URETHANE, LLC, a Delaware limited liability company

38.	GARAGE DOOR SYSTEMS, LLC, a Delaware limited liability company

39.	GOLD INSULATION, INC., a Delaware corporation

40.	GOLD STAR INSULATION, L.P., a Delaware limited partnership

41.	G-T-G, LLC, a South Carolina limited liability company

42.	HORIZON ELECTRIC SERVICES, LLC, a Delaware limited liability company

43.	HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED, a Texas corporation

44.	IBHL A HOLDING COMPANY, INC., a Delaware corporation

45.	IBHL B HOLDING COMPANY, INC., a Delaware corporation

46.	IBHL II-A HOLDING COMPANY, INC., a Delaware corporation

47.	IBHL II-B HOLDING COMPANY, INC., a Delaware corporation

48.	IBP ARCTIC EXPRESS, LLC, a Delaware limited liability company

49.	IBP ASSET, LLC, a Delaware limited liability company

50.	IBP ASSET II, LLC, a Delaware limited liability company

51.	IBP CORPORATION HOLDINGS, INC., a Delaware corporation

52.	IBP EXTERIORS, INC., a New Jersey corporation

53.	IBP HOLDINGS, LLC, a Delaware limited liability company

54.	IBP HOLDINGS II, LLC, a Delaware limited liability company

55.	IBP OF MANSFIELD, LLC, a Delaware limited liability company

56.	IBP OF OKLAHOMA, LLC, a Delaware limited liability company

57.	IBP OF SAN ANTONIO, LLC, a Delaware limited liability company

58.	IBP OF TOLEDO, LLC, a Delaware limited liability company

59.	IBP TEXAS ASSETS I, LLC, a Delaware limited liability company

60.	IBP TEXAS ASSETS II, LLC, a Delaware limited liability company

61.	IBP TEXAS ASSETS III, LLC, a Delaware limited liability company

62.	INSTALLED BUILDING PRODUCTS, LLC, a Delaware limited liability company

63.	INSTALLED BUILDING PRODUCTS II, LLC, a Delaware limited liability company

GUARANTORS (cont):

64.	INSTALLED BUILDING PRODUCTS OF HOUSTON, LLC, a Delaware limited liability company

65.	INSTALLED BUILDING PRODUCTS—PORTLAND, LLC, an Oregon limited liability company

66.	INSTALLED BUILDING SOLUTIONS II, LLC, a Delaware limited liability company

67.	INSULATION NORTHWEST, LLC, a Delaware limited liability company

68.	INSULATION WHOLESALE SUPPLY, LLC, a Nevada limited liability company

69.	INSULVAIL, LLC, a Colorado limited liability company

70.	KEY INSULATION OF AUSTIN, LLC, a Delaware limited liability company

71.	KEY INSULATION OF SAN ANTONIO, LLC, a Delaware limited liability company

72.	LAKESIDE INSULATION, LLC, a Delaware limited liability company

73.	LAYMAN BROTHERS INSULATION, LLC, a Delaware limited liability company

74.	LKS TRANSPORTATION, LLC, a Delaware limited liability company

75.	LOVEDAY INSULATION, LLC, a Delaware limited liability company

76.	M&D INSULATION, LLC, a Delaware limited liability company

77.	MAP INSTALLED BUILDING PRODUCTS OF SAGAMORE, LLC, a Delaware limited liability company

78.	MAP INSTALLED BUILDING PRODUCTS OF SEEKONK, LLC, a Delaware limited liability company

79.	MARV’S INSULATION, INC., an Idaho corporation

80.	METRO HOME INSULATION, LLC, a Delaware limited liability company

81.	MID SOUTH CONSTRUCTION AND BUILDING PRODUCTS, INC., a Georgia corporation

82.	MIG BUILDING SYSTEMS, LLC, a Delaware limited liability company

83.	MIG BUILDING SYSTEMS OF EAST SYRACUSE, LLC, a Delaware limited liability company

84.	MOMPER INSULATION OF CROWN POINT, LLC, a Delaware limited liability company

85.	MOMPER INSULATION OF ELKHART, LLC, a Delaware limited liability company

86.	MOMPER INSULATION OF FORT WAYNE, LLC, a Delaware limited liability company

87.	NORTHWEST INSULATION, LLC, a Delaware limited liability company

88.	OJ INSULATION HOLDINGS, INC., a Delaware corporation

89.	OJ INSULATION, L.P., a Delaware limited partnership

90.	PACIFIC PARTNERS INSULATION NORTH, A BDI COMPANY, LLC, a Washington limited liability company

91.	PACIFIC PARTNERS INSULATION SOUTH, A BDI COMPANY, LLC, a Washington limited liability company

92.	PARKER INSULATION AND BUILDING PRODUCTS, LLC, a Texas limited liability company

93.	PEG, LLC, a Texas limited liability company

GUARANTORS (cont):

94.	RAJAN, LLC, an Ohio limited liability company

95.	ROCKFORD INSULATION, LLC, a Delaware limited liability company

96.	SIERRA INSULATION CONTRACTORS II, LLC, a Delaware limited liability company

97.	SOUTHERN INSULATORS, LLC, a Delaware limited liability company

98.	SPEC 7 INSULATION CO., LLC, a Colorado limited liability company

99.	SUPERIOR INSULATION, LLC, a Delaware limited liability company

100.	SUPERIOR INSULATION SERVICES, LLC, a Delaware limited liability company

101.	TCI CONTRACTING, LLC, a Georgia limited liability company

102.	TCI CONTRACTING OF CHARLESTON, LLC, a Delaware limited liability company

103.	TCI CONTRACTING OF HILTON HEAD, LLC, a Delaware limited liability company

104.	TCI CONTRACTING OF KENTUCKY, LLC, a Delaware limited liability company

105.	TCI CONTRACTING OF MEMPHIS, LLC, a Delaware limited liability company

106.	TCI CONTRACTING OF NASHVILLE, LLC, a Delaware limited liability company

107.	TCI CONTRACTING OF THE GULF, LLC, a Delaware limited liability company

108.	THERMAL CONTROL INSULATION, LLC, an Ohio limited liability company

109.	TIDEWATER INSULATORS, LLC, a Delaware limited liability company

110.	TOWN BUILDING SYSTEMS, LLC, a Delaware limited liability company

111.	TRILOK INDUSTRIES, INC., a Georgia corporation

112.	U.S. INSULATION CORP., a Connecticut corporation

113.	WATER-TITE COMPANY, LLC, a Delaware limited liability company

114.	WILSON INSULATION COMPANY, LLC, a Georgia limited liability company

Schedule II to the

Security Agreement

PLEDGED EQUITY INTERESTS

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding	Percent Pledged of Total Outstanding
1.	Accurate Insulation LLC	Installed Building Products, LLC	1	NA	100%	100%
2.	Accurate Insulation of Colorado, LLC	IBP Asset, LLC	1	NA	100%	100%
3.	Accurate Insulation of Delaware, LLC	Accurate Insulation, LLC	1	NA	100%	100%
4.	Accurate Insulation of Upper Marlboro, LLC	Accurate Insulation, LLC	1	NA	100%	100%
5.	All Construction Services, LLC	Installed Building Products, LLC	1	NA	100%	100%
6.	All In One & Moore Building Systems, LLC	Installed Building Products, LLC	1	NA	100%	100%
7.	Alpha Insulation & Water Proofing Company	EMPER Holdings, LLC	4	500	100%	100%
8.	Alpha Insulation & Water Proofing, Inc.	Trilok Industries, Inc.	1	6,000	100%	100%
9.	Alpine Insulation I, LLC	IBP Exteriors, Inc.	1	NA	100%	100%
10.	American Insulation & Energy Services, LLC	Installed Building Products, LLC	1	NA	100%	100%
11.	Any Season Insulation, LLC	Installed Building Products, LLC	1	NA	100%	100%

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding	Percent Pledged of Total Outstanding
12.	Apple Valley Insulation, a BDI Company, Inc.	IBP Corporation Holdings, Inc.	4	10,000	100%	100%
13.	Baytherm Insulation, LLC	Installed Building Products, LLC	1	NA	100%	100%
14.	BDI Insulation of Idaho Falls, Inc.	IBP Corporation Holdings, Inc.	4	10,000	100%	100%
15.	BDI Insulation of Salt Lake, L.L.C.	IBP Corporation Holdings, Inc.	1	NA	100%	100%
16.	BER Energy Services, LLC	IBP Texas Assets III, LLC	1	NA	100%	100%
17.	Big City Insulation of Idaho, Inc.	IBP Corporation Holdings, Inc.	32	95	100%	100%
18.	Big City Insulation, Inc.	IBP Corporation Holdings, Inc.	35	1,000	100%	100%
19.	B-Organized Insulation, LLC	IBP Asset, LLC	1	NA	100%	100%
20.	Broken Drum Insulation Visalia, Inc.	IBP Corporation Holdings, Inc.	15	10,000	100%	100%
21.	Broken Drum of Bakersfield, Inc.	IBP Corporation Holdings, Inc.	22	300,000	100%	100%
22.	Builders Installed Products of Maine, LLC	Installed Building Products, LLC	1	NA	100%	100%
23.	Builders Installed Products of New Hampshire, LLC	Installed Building Products, LLC	1	NA	100%	100%

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding		Percent Pledged of Total Outstanding
24.	Builders Installed Products of New York, LLC	Installed Building Products, LLC	1	NA	100%		100%
25.	Builders Installed Products of Vermont, LLC	Installed Building Products, LLC	1	NA	100%		100%
26.	Building Materials Finance, Inc.	Installed Building Products, LLC	7	5,800	100%		100%
27.	C.Q. Insulation, Inc.	IBP Corporation Holdings, Inc.	16	105,000	100%		100%
28.	CLS Insulation, LLC	IBP Texas Assets I, LLC	1	NA	100%		100%
29.	Cornhusker Insulation, LLC	IBP Exteriors, Inc.	1	NA	100%		100%
30.	East Coast Insulators II, LLC	IBP Asset, LLC	1	NA	100%		100%
31.	Eastern Contractor Services Limited Liability Company	Installed Building Products, LLC	3	NA	100%		100%
32.	Ecologic Energy Solutions, LLC	Installed Building Products, LLC	1	NA	100%		100%
33.	Edwards / Mooney & Moses, LLC	Installed Building Products, LLC	1	NA	100%		100%
34.	EMPER Holdings, LLC	IBHL A Holding Company, Inc. IBHL B Holding Company, Inc.	1 2	NA NA	50 50	% %	50 50	% %
35.	Fiberclass Insulation, LLC	Installed Building Products, LLC	1	NA	100%		100%

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding		Percent Pledged of Total Outstanding
36.	Fort Wayne Urethane, LLC	Installed Building Products, LLC	1	NA	100%		100%
37.	Garage Door Systems, LLC	Installed Building Products, LLC	1	NA	100%		100%
38.	Gold Insulation, Inc.	Installed Building Products, LLC	R-2	NA	100%		100%
39.	Gold Star Insulation, L.P.	Installed Building Products, LLC Gold Insulation, Inc.	2 3	NA	99 1	% %	99 1	% %
40.	G-T-G, LLC	IBP Exteriors, Inc.	1	NA	100%		100%
41.	Horizon Electric Services, LLC	Installed Building Solutions II, LLC	1	NA	100%		100%
42.	Hinkle Insulation & Drywall Company, Incorporated	Installed Building Products II, LLC	2	1,000	100%		100%
43.	IBHL A Holding Company, Inc.	Installed Building Products, Inc.	1 2	100 100	100%		100%
44.	IBHL B Holding Company, Inc.	Installed Building Products, Inc.	1 2	100 100	100%		100%
45.	IBHL II-A Holding Company, Inc.	Installed Building Products, Inc.	1	100	100%		100%
46.	IBHL II-B Holding Company, Inc.	Installed Building Products, Inc.	1	100	100%		100%

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding		Percent Pledged of Total Outstanding
47.	IBP Arctic Express, LLC	IBP Texas Assets I, LLC	1	NA	100%		100%
48.	IBP Asset, LLC	Installed Building Products, LLC	1	NA	100%		100%
49.	IBP Asset II, LLC	Installed Building Products, LLC	1	NA	100%		100%
50.	IBP Corporation Holdings, Inc.	IBHL A Holding Company, Inc.	1	100	50%		50%
		IBHL B Holding Company, Inc.	2	100	50%		50%
51.	IBP Exteriors, Inc.	Installed Building Products, LLC	R-41	10	100%		100%
52.	IBP Holdings, LLC	IBHL A Holding Company, Inc.	1 Priority	15 Priority Units	50%		50%
		IBHL B Holding Company, Inc.	2 Priority	15 Priority Units	50%		50%
53.	IBP Holdings II, LLC	IBHL II-A Holding Company, Inc. IBHL II-B Holding Company, Inc.	17 Common 18 Common	1 Unit 1 Unit	50 50	% %	50 50	% %
54.	IBP of Mansfield, LLC	Installed Building Products, LLC	1	NA	100%		100%
55.	IBP of Oklahoma, LLC	IBP Texas Assets I, LLC	1	NA	100%		100%
56.	IBP of San Antonio, LLC	IBP Texas Assets I, LLC	1	NA	100%		100%

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding	Percent Pledged of Total Outstanding
57.	IBP of Toledo, LLC	Installed Building Products, LLC	1	NA	100%	100%
58.	IBP Texas Assets I, LLC	Installed Building Products, LLC	1	NA	100%	100%
59.	IBP Texas Assets II, LLC	Installed Building Products II, LLC	1	NA	100%	100%
60.	IBP Texas Assets III, LLC	Installed Building Products II, LLC	1	NA	100%	100%
61.	Installed Building Products, LLC	IBP Holdings, LLC	1	NA	100%	100%
62.	Installed Building Products II, LLC	IBP Holdings II, LLC	2	NA	100%	100%
63.	Installed Building Products of Houston, LLC	IBP Texas Assets II, LLC	1	NA	100%	100%
64.	Installed Building Products – Portland, LLC	IBP Exteriors, Inc.	1	NA	100%	100%
65.	Installed Building Solutions II, LLC	Installed Building Products, LLC	1	NA	100%	100%
66.	Insulation Northwest, LLC	Installed Building Products II, LLC	1	NA	100%	100%
67.	Insulation Wholesale Supply, LLC	IBP Corporation Holdings, Inc.	5	NA	100%	100%
68.	InsulVail, LLC	Installed Building Products, LLC	1	NA	100%	100%
69.	Key Insulation of Austin, LLC	IBP Texas Assets I, LLC	1	NA	100%	100%

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding	Percent Pledged of Total Outstanding
70.	Key Insulation of San Antonio, LLC	IBP Texas Assets I, LLC	1	NA	100%	100%
71.	Lakeside Insulation, LLC	Installed Building Products, LLC	1	NA	100%	100%
72.	Layman Brothers Insulation, LLC	Installed Building Products II, LLC	1	NA	100%	100%
73.	LKS Transportation, LLC	Installed Building Products, LLC	1	NA	100%	100%
74.	Loveday Insulation, LLC	Installed Building Products II, LLC	1	NA	100%	100%
75.	M&D Insulation, LLC	Installed Building Products, LLC	1	NA	100%	100%
76.	MAP Installed Building Products of Sagamore, LLC	Installed Building Products, LLC	1	NA	100%	100%
77.	MAP Installed Building Products of Seekonk, LLC	Installed Building Products, LLC	1	NA	100%	100%
78.	Marv’s Insulation, Inc.	Installed Building Products, LLC	1005	5,000	100%	100%
79.	Metro Home Insulation, LLC	Installed Building Products, LLC	1	NA	100%	100%
80.	Mid South Construction and Building Products, Inc.	TCI Contracting, LLC	6	875	100%	100%
			8	125

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding	Percent Pledged of Total Outstanding
81.	MIG Building Systems, LLC	Installed Building Products, LLC	1	NA	100%	100%
82.	MIG Building Systems of East Syracuse, LLC	Installed Building Products, LLC	1	NA	100%	100%
83.	Momper Insulation of Crown Point, LLC	Installed Building Products, LLC	1	NA	100%	100%
84.	Momper Insulation of Elkhart, LLC	Installed Building Products, LLC	1	NA	100%	100%
85.	Momper Insulation of Fort Wayne, LLC	Installed Building Products, LLC	1	NA	100%	100%
86.	Northwest Insulation, LLC	Installed Building Products, LLC	1	NA	100%	100%
87.	OJ Insulation Holdings, Inc.	Installed Building Products, LLC	R-1	100	100%	100%
88.	OJ Insulation, L.P.	OJ Insulation Holdings, Inc.	1	NA	1%	1%
		Installed Building Products, LLC	2		99%	99%
89.	Pacific Partners Insulation North, a BDI Company, LLC	IBP Corporation Holdings, Inc.	1	NA	100%	100%
90.	Pacific Partners Insulation South, a BDI Company, LLC	IBP Corporation Holdings, Inc.	1	NA	100%	100%

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding	Percent Pledged of Total Outstanding
91.	Parker Insulation and Building Products, LLC	IBP Texas Assets III, LLC	1	NA	100%	100%
92.	PEG, LLC	IBP Texas Assets III, LLC	1	NA	100%	100%
93.	RaJan, LLC	IBP Exteriors, Inc.	1	NA	100%	100%
94.	Rockford Insulation, LLC	Installed Building Products, LLC	1	NA	100%	100%
95.	Sierra Insulation Contractors II, LLC	Installed Building Products, LLC	1	NA	100%	100%
96.	Southern Insulators, LLC	IBP Texas Assets I, LLC	1	NA	100%	100%
97.	Spec 7 Insulation Co., LLC	IBP Exteriors, Inc.	1	NA	100%	100%
98.	Superior Insulation Services, LLC	Installed Building Products, LLC	1	NA	100%	100%
99.	Superior Insulation, LLC	IBP Asset, LLC	1	NA	100%	100%
100.	TCI Contracting of Charleston, LLC	TCI Contracting, LLC	1	NA	100%	100%
101.	TCI Contracting of Hilton Head, LLC	TCI Contracting, LLC	1	NA	100%	100%
102.	TCI Contracting of Kentucky, LLC	TCI Contracting, LLC	1	NA	100%	100%
103.	TCI Contracting of Memphis, LLC	TCI Contracting, LLC	1	NA	100%	100%
104.	TCI Contracting of Nashville, LLC	TCI Contracting, LLC	1	NA	100%	100%

	Issuer	Record Owner	Cert. No.	No. Shares/ Interest	Percent Owned of Total Outstanding	Percent Pledged of Total Outstanding
105.	TCI Contracting of the Gulf, LLC	TCI Contracting, LLC	1	NA	100%	100%
106.	TCI Contracting, LLC	Installed Building Products, LLC	1	NA	100%	100%
107.	Thermal Control Insulation, LLC	TCI Contracting, LLC	1	NA	100%	100%
108.	Tidewater Insulators, LLC	Installed Building Products II, LLC	1	NA	100%	100%
109.	Town Building Systems, LLC	Installed Building Products, LLC	1	NA	100%	100%
110.	Trilok Industries, Inc.	EMPER Holdings, LLC	7	500	100%	100%
111.	U.S. Insulation Corp.	Installed Building Products, LLC	21	10,150	100%	100%
112.	Water-Tite Company, LLC	IBP Exteriors, Inc.	1	NA	100%	100%
113.	Wilson Insulation Company, LLC	IBP Exteriors, Inc.	1	NA	100%	100%

PLEDGED DEBT SECURITIES

1.	Promissory Note dated April 11, 2016 in the original principal amount of $16,800,000 issued by IBP Exteriors, Inc. to Installed Building Products, LLC.

Schedule III to the

Security Agreement

INTELLECTUAL PROPERTY

United States Trademarks:

TRADEMARK & DESIGN	REG. NUMBER	REG. DATE	OWNER
TCI	3,602,240	4/7/2009	TCI Contracting, LLC

TOTAL COMFORT INSTALLATIONS	3,602,245	4/7/2009	TCI Contracting, LLC

TCI TOTAL COMFORT INSTALLATIONS & DESIGN	3,602,243	4/7/2009	TCI Contracting, LLC

BUILDERS ENERGY RATER & DESIGN	4,483,382	2/18/2014	BER Energy Services, LLC

BUILDERS ENERGY RATER	4,483,381	2/18/2014	BER Energy Services, LLC

CE3 & DESIGN	4,331,706	5/7/2013	BER Energy Services, LLC

WHAT’S IN YOUR WALLS?	4,808,295	9/8/2015	IBP TEXAS ASSETS I, LLC

KEY INSULATION & DESIGN	4,295,442	2/26/2013	IBP Texas Assets I, LLC

KEY INSULATION	4,289,046	2/12/2013	IBP Texas Assets I, LLC

United State Patents:

None

United States Copyrights:

Copyright Title	Registration Number	Registration Date	Owner
None

Schedule IV to the

Security Agreement

COMMERCIAL TORT CLAIMS

None

Exhibit I to the

Security Agreement

ABL COPYRIGHT SECURITY AGREEMENT, dated as of [_], 20[_] (this “Agreement”), among [_] (the “Grantor”) and SUNTRUST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement dated as of April 13, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among INSTALLED BUILDING PRODUCTS, INC., as Borrower, the other parties from time to time party hereto and SUNTRUST BANK, as Administrative Agent and (b) the Security Agreement dated of April 13, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Borrower, the other Grantors from time to time party thereto, and the Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.01(b) of the Security Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Creditors, a security interest in all of such Grantor’s right, title and interest in, to and under the Copyrights listed on Schedule I attached hereto (collectively, the “Copyright Collateral”). This Agreement is not to be construed as an assignment of any copyright or copyright application.

SECTION 3. Security Agreement and ABL/Term Intercreditor Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern. Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Creditors pursuant to the Security Agreement and (ii) the exercise of any right or remedy by the Administrative Agent thereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Collateral, are subject to the provisions of the ABL/Term Intercreditor Agreement. In the event of any conflict between the terms of the ABL/Term Intercreditor Agreement and the terms of this Agreement, the terms of the ABL/Term Intercreditor Agreement shall govern.

SECTION 4. [Reserved].

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[ ], as Grantor

By
Name:
Title:

SunTrust Bank, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Copyright Security Agreement]

Schedule I

Exhibit II to the

Security Agreement

ABL PATENT SECURITY AGREEMENT, dated as of [    ], 20[    ] (this “Agreement”), among [    ] (the “Grantor”) and SunTrust Bank, as Administrative Agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement dated as of April 13, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among INSTALLED BUILDING PRODUCTS, INC., as Borrower, the other parties from time to time party hereto and SUNTRUST BANK, as Administrative Agent and (b) the Security Agreement dated of April 13, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Borrower, the other Grantors from time to time party thereto and the Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.01(b) of the Security Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Creditors, a security interest in all of such Grantor’s right, title and interest in, to the Patents listed on Schedule I attached hereto (the “Patent Collateral”). This Agreement is not to be construed as an assignment of any patent or patent application.

SECTION 3. Security Agreement and ABL/Term Intercreditor Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern. Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Creditors pursuant to the Security Agreement and (ii) the exercise of any right or remedy by the Administrative Agent thereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Collateral, are subject to the provisions of the ABL/Term Intercreditor Agreement. In the event of any conflict between the terms of the ABL/Term Intercreditor Agreement and the terms of this Agreement, the terms of the ABL/Term Intercreditor Agreement shall govern.

SECTION 4. [Reserved].

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[_], as Grantor

By
Name:
Title:

SunTrust Bank, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Patent Security Agreement]

Schedule I

Exhibit III to the

Security Agreement

ABL TRADEMARK SECURITY AGREEMENT, dated as of [_], 20[_] (this “Agreement”), among [_] (the “Grantor”) and SunTrust Bank, as Administrative Agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement dated as of April 13, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among INSTALLED BUILDING PRODUCTS, INC. as Borrower, the other parties from time to time party hereto and SUNTRUST BANK, as Administrative Agent and (b) the Security Agreement dated of April 13, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Borrower, the other Grantors from time to time party thereto and the Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.01(b) of the Security Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Creditors, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the Trademarks listed on Schedule I attached hereto (the “Trademark Collateral”). This Agreement is not to be construed as an assignment of any trademark or trademark application. Notwithstanding anything herein to the contrary, the Trademark Collateral shall not include, and in no event shall the Security Interest attach to, any intent-to-use trademark applications filed in the United States Patent and Trademark Office, pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, prior to the accepted filing of a “Statement of Use” and issuance of a “Certificate of Registration” pursuant to Section 1(d) of the Lanham Act or an accepted filing of an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application pursuant to Section 1(c) of the Lanham Act.

SECTION 3. [Reserved].

SECTION 4. Security Agreement and ABL/Term Intercreditor Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern. Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Creditors pursuant to the Security Agreement and (ii) the exercise of any right or remedy by the Administrative Agent thereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Collateral, are subject to the provisions of the ABL/Term Intercreditor Agreement. In the event of any conflict between the terms of the ABL/Term Intercreditor Agreement and the terms of this Agreement, the terms of the ABL/Term Intercreditor Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[_], as Grantor

By:
Name:
Title:

SunTrust Bank, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Trademark Security Agreement]

Schedule I